Post-retirement benefits	12 Months Ended
Dec. 31, 2022
Disclosure of information about defined benefit plans [abstract]
Post-retirement benefits
28     Post-retirement benefits
Description of plans
The Group operates a number of pension and post-retirement healthcare plans which provide lump sums, pensions, medical benefits and life insurance to retirees. Some of these plans are defined contribution and some are defined benefit, with assets held in separate trusts, foundations and similar entities.
Defined benefit pension and post-retirement healthcare plans expose the Group to a number of risks:

Uncertainty in benefit payments
The value of the Group’s liabilities for post-retirement benefits will ultimately depend on the amount of benefits paid out.
This in turn will depend on the level of future pay increases, the level of inflation (for those benefits that are subject to some form of inflation protection) and how long individuals live.

Volatility in asset values	The Group is exposed to future movements in the values of assets held in pension plans to meet future benefit payments.
Uncertainty in cash funding
Movements in the values of the obligations or assets may result in the Group being required to provide higher levels of cash funding, although changes in the level of cash required can often be spread over a number of years. In some countries control over the rate of cash funding or over the investment policy for pension assets might rest to some extent with a trustee body or other body that is not under the Group’s direct control. In addition the Group is also exposed to adverse changes in pension regulation.

For these reasons the Group has a policy of moving away from defined benefit pension provisions and towards defined contribution arrangements instead. The defined benefit pension plans for salaried employees are closed to new entrants in almost all countries. For unionised employees, some plans remain open.
The Group does not usually participate in multi-employer plans in which the risks are shared with other companies using those plans. The Group’s participation in such plans is immaterial and therefore no detailed disclosures are provided in this note.
Pension plans
The majority of the Group’s defined benefit pension obligations are in Canada, the UK, the US and Switzerland.
In Canada the benefits for salaried staff are generally linked to final average pay and the plans are generally closed to new entrants. Benefits for unionised employees are reviewed in negotiation with unions and are typically linked either to final average pay or to a flat monetary amount per year of service. New employees join arrangements which are defined contribution from the Group’s perspective, with any required additional funding being provided by employees. The plans are subject to the regulatory requirements that apply to Canadian pension plans in the relevant provinces and territories (predominantly Quebec). Pension Committees are responsible for ensuring that the plans operate in a manner that is compliant with the relevant regulations. The Pension Committees generally have a number of members appointed by the sponsor and a number appointed by the plan participants. In some cases, there is also an independent Committee member.
The defined benefit sections of the UK arrangements are linked to final pay. New employees join the defined contribution sections. The plans are subject to the regulatory requirements that apply to UK pension plans. Trustees are responsible for ensuring that the plans operate in a manner that is compliant with UK regulations. The trustee board governing the main UK plans has a number of directors appointed by the sponsor, a number appointed by the plan participants and an independent trustee director.
A defined benefit pension plan is sponsored by the US entities. Benefits for salaried staff are generally linked to final average pay. Benefits for unionised employees are reviewed in negotiation with unions and are typically a flat monetary amount per year of service. New employees are admitted to defined contribution plans. A Benefits Governance Committee is responsible for ensuring that the plans are compliant with US regulations. Members of that Committee are appointed by the sponsor.
The Swiss plan provides benefits linked to final average pay. The Swiss plan is overseen by a Trustee board which is responsible for ensuring that the plan complies with Swiss regulations. Trustee board members are appointed by the plan sponsor, by employees and by retirees.
In Australia, the main arrangements are principally defined contribution in nature but there are sections providing defined benefits linked to final pay, typically paid in lump sum form. These arrangements are managed by an independent financial institution, who are responsible for ensuring that the plans are operating in a manner that is compliant with local regulations. We may nominate candidates to be considered for appointment to the governing board, as may other employers. One third of the board positions are nominated by employers, with the remaining positions being filled by independent directors and directors nominated by participants.
The Group also operates a number of unfunded defined benefit plans, which are included in the figures below.
Post-retirement healthcare plans
Certain subsidiaries of the Group, mainly in the US and Canada, provide healthcare and life insurance benefits to retired employees and in some cases to their beneficiaries and covered dependants. Eligibility for coverage is dependent upon certain age and service criteria. These arrangements are unfunded, and are included in the figures below.
Recognition and measurement:
For post-employment defined benefit schemes, in accordance with IAS 19 “Employee Benefits”, local actuaries calculate the fair value of the plan assets and the present value of the plan obligations using a variety of valuation techniques dependent on the type of asset or liability. The difference is recognised as an asset or liability in the balance sheet.
Where appropriate, the recognition of assets may be restricted to the present value of any amounts the Group expects to recover by way of refunds from the plan or reductions in future contributions. In determining the extent to which a refund will be available the Group considers whether any third party, such as a trustee or pension committee, has the power to enhance benefits or to wind up a pension plan without the Group’s consent.
The current service cost, any past service cost and the effect of any curtailment or settlements are recognised in the income statement. The interest cost less interest income on assets held in the plans is also charged to the income statement. All amounts charged to the income statement in respect of these plans are included within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate. Actuarial gains/losses and returns from assets are recognised in other comprehensive income.
The Group’s contributions to defined contribution plans are charged to the income statement in the period to which the contributions relate. These are included within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate.
Plan assets
The assets of the pension plans are invested predominantly in a diversified range of equities, bonds and property. Consequently, the funding level of the pension plans is affected by movements in the level of equity markets and also by movements in interest rates. The Group monitors its exposure to changes in interest rates and equity markets and also measures its balance sheet pension risk using a value at risk approach. These measures are considered when deciding whether significant changes in investment strategy are required.
Investment strategy reviews are conducted on a periodic basis to determine the optimal investment mix. This is performed while bearing in mind the risk tolerance of the Group and local sponsor companies, and the views of the Pension Committees and trustee boards who are legally responsible for the plans’ investments. The assets of the pension plans may also be invested in Qualifying Insurance Policies which provide a stream of payments to match the benefits being paid out by the plans. This would therefore remove the investment, inflation and longevity risks.
In Canada, the UK and Switzerland, the Group works with the governing bodies to ensure that the investment policy adopted is consistent with the Group’s tolerance for risk. In the US the Group has direct control over the investment policy, subject to local investment regulations.
The proportions of the total fair value of assets in the pension plans for each asset class at the balance sheet date were:

	2022		2021
Equities	18.0%		17.6%
– Quoted		12.3%		13.4%
– Private		5.7%		4.2%
Bonds	58.1%		60.2%
– Government fixed income		24.6%		23.2%
– Government inflation-linked		5.0%		9.5%
– Corporate and other publicly quoted		19.6%		20.6%
– Private		8.9%		6.9%
Property	10.0%		7.9%
– Quoted property funds		2.9%		3.4%
– Unquoted property funds		7.1%		4.5%
Qualifying insurance policies	9.7%		10.5%
Cash & other	4.2%		3.8%
Total	100.0%		100.0%
The assets of the plans are managed on a day-to-day basis by external specialist fund managers. These managers may invest in the Group’s securities subject to limits imposed by the relevant fiduciary committees and local legislation. The approximate total holding of Group securities within the plans is US$2 million (2021: US$2 million).
The holdings of quoted equities are invested in either pooled funds or segregated accounts held in the name of the relevant pension funds. These equity portfolios are well diversified in terms of the geographic distribution and market sectors.
28     Post-retirement benefits continued
The holdings of government bonds are generally invested in the debt of the country in which a pension plan is situated. Corporate and other quoted bonds are usually of investment grade. Private debt is mainly held in the North American and UK pension funds and is invested in North American and European companies.
The property funds are invested in a diversified range of properties.
The holdings of cash & other are predominantly cash and short-term money market instruments.
Investments in private equity, private debt and property are less liquid than the other investment classes listed above and therefore the Group’s investment in those asset classes is restricted to a level that does not endanger the liquidity of the pension plans.
Qualifying insurance policies are held with insurance companies that are regulated by the relevant local authorities. The value of those policies is calculated by the local actuaries using assumptions consistent with those adopted for valuing the insured obligations.
The Group makes limited use of futures, repurchase agreements and other instruments to manage the interest rate risk in some of its plans. Fund managers may also use derivatives to hedge currency movements within their portfolios and, in the case of bond managers, to take positions that could be taken using direct holdings of bonds but more efficiently. Exposure to these instruments is closely monitored and maintained at a level that does not endanger the liquidity of any pension plan.
Maturity of defined benefit obligations
An approximate analysis of the maturity of the obligations is given in the table below:

	Pension benefits	Other benefits	2022 Total	2021 Total	2020 Total
Proportion relating to current employees	19%	16%	18%	20%	21%
Proportion relating to former employees not yet retired	9%	0%	9%	11%	11%
Proportion relating to retirees	72%	84%	73%	69%	68%
Total	100%	100%	100%	100%	100%
Average duration of obligations (years)	11.4	11.3	11.4	13.8	14.3
Most of the Group’s defined benefit pension plans are closed to new entrants, therefore the carrying value of the Group’s post-employment obligations is less sensitive to assumptions about future salary increases than to other assumptions such as future inflation.
Geographical distribution of defined benefit obligations
An approximate analysis of the geographic distribution of the obligations is given in the table below:

	Pension benefits	Other benefits	2022 Total	2021 Total	2020 Total
Canada	59%	48%	58%	55%	53%
UK	25%	1%	24%	28%	28%
US	8%	48%	10%	10%	10%
Switzerland	6%	0%	6%	5%	5%
Other	2%	3%	2%	2%	4%
Total	100%	100%	100%	100%	100%
Total expense recognised in the income statement

	Pension benefits US$m	Other benefits US$m	2022 Total US$m	2021 Total US$m	2020 Total US$m
Current employer service cost for defined benefit plans	(136)	(7)	(143)	(167)	(137)
Past service cost	—	—	—	(2)	(2)
Settlement losses	—	—	—	(3)	(1)
Net interest on net defined benefit liability	(12)	(24)	(36)	(52)	(49)
Non-investment expenses paid from the plans	(13)	—	(13)	(15)	(16)
Total defined benefit expense	(161)	(31)	(192)	(239)	(205)
Current employer service cost for defined contribution and industry-wide plans	(365)	(2)	(367)	(315)	(264)
Total expense recognised in the income statement	(526)	(33)	(559)	(554)	(469)
The above expense amounts are included as an employee cost within net operating costs. No amounts have been excluded from underlying earnings in 2022, 2021 or 2020.
The settlement loss in 2021 resulted from pension obligations in France being transferred to an external insurance company. A past service cost of US$1 million was recognised in 2020 in relation to the Lloyds Banking Group court judgment addressing the need to equalise historical transfer values in relation to Guaranteed Minimum Pensions.
Total amount recognised in other comprehensive income before tax

	2022 US$m	2021 US$m	2020 US$m
Actuarial gains/(losses)	3,410	655	(1,242)
Loss on application of asset ceiling	(1)	—	—
Return on assets, net of interest on assets	(2,831)	371	768
Re-measurement gains/(losses) on pension and post-retirement healthcare plans	578	1,026	(474)
Amounts recognised in the balance sheet
The following amounts were measured in accordance with IAS 19 at 31 December:

	Pension benefits US$m	Other benefits US$m	2022 Total US$m	2021 Total US$m
Total fair value of plan assets	10,708	—	10,708	14,700
Present value of obligations – funded	(10,226)	—	(10,226)	(14,462)
Present value of obligations – unfunded	(329)	(622)	(951)	(1,266)
Present value of obligations – total	(10,555)	(622)	(11,177)	(15,728)
Effect of asset ceiling	(1)	—	(1)	—
Net surplus/(deficit) to be shown in the balance sheet	152	(622)	(470)	(1,028)
Comprising:
– Deficits	(672)	(622)	(1,294)	(2,098)
– Surpluses	824	—	824	1,070
Net surplus/(deficit) on pension plans	152	—	152	(194)
Unfunded post-retirement healthcare obligation	—	(622)	(622)	(834)
The surplus amounts shown above are included in the balance sheet as “Receivables and other assets”. See note 17.
Deficits are shown in the balance sheet within “Provisions (including post-retirement benefits)”. See note 26.
Funding policy and contributions to plans
The Group reviews the funding position of its pension plans on a regular basis and considers whether to provide funding above the minimum level required in each country. In Canada and the US the minimum level is prescribed by legislation. In the UK and Switzerland the minimum level is negotiated with the local trustee in accordance with the funding guidance issued by the local regulators. In deciding whether to provide funding above the minimum level, we consider other possible uses of cash elsewhere, the local sponsoring entity’s tax situation and any strategic advantage we might obtain. The Group does not generally pre-fund post-retirement healthcare arrangements.

	Pension benefits US$m	Other benefits US$m	2022 Total US$m	2021 Total US$m	2020 Total US$m
Contributions to defined benefit plans	171	40	211	464	201
Contributions to defined contribution plans	361	2	363	311	261
Total	532	42	574	775	462
The level of surplus in the Rio Tinto Pension Fund in the UK is such that it may be used to pay for the employer contributions to the defined contribution section of that Fund, in accordance with the funding arrangements agreed with the Trustee of that Fund. Consequently, the cash paid to defined contribution plans is lower than the defined contribution service cost by US$4 million. Contributions to defined benefit pension plans are kept under regular review and actual contributions will be determined in line with the Group’s wider financing strategy, taking into account relevant minimum funding requirements. In 2021 additional cash of US$294 million was paid in order to settle pension obligations in France. This amount was paid to an external insurer, along with the transfer of existing pension assets in order to transfer the obligations to that insurer. As contributions to many plans are reviewed on at least an annual basis, the contributions for 2023 and subsequent years cannot be determined precisely in advance. Most of the Group’s largest pension funds are fully funded on their local funding basis and do not require long-term funding commitments at present. Contributions to defined benefit pension plans for 2023 are estimated to be around US$190 million but may be higher or lower than this depending on the evolution of financial markets and voluntary funding decisions taken by the Group. Contributions for subsequent years are expected to be at similar levels. Healthcare plans are generally unfunded and contributions for future years will be equal to benefit payments net of participant contributions. The Group’s contributions in 2023 are expected to be similar to the amounts paid in 2022.
28     Post-retirement benefits continued
Movements in the net defined benefit liability
A summary of the movement in the net defined benefit liability is shown in the first table below. The subsequent tables provide a more detailed analysis of the movements in the present value of the obligations and the fair value of assets.

	Pension benefits US$m	Other benefits US$m	2022 Total US$m	2021 Total US$m
Change in the net defined benefit liability
Net defined benefit liability at the start of the year	(194)	(834)	(1,028)	(2,273)
Amounts recognised in income statement	(161)	(31)	(192)	(239)
Amounts recognised in other comprehensive income	397	181	578	1,026
Employer contributions	171	40	211	464
Assets transferred to defined contribution section	(4)	—	(4)	(4)
Currency exchange rate (losses)/gains	(57)	22	(35)	(2)
Net defined benefit surplus/(liability) at the end of the year	152	(622)	(470)	(1,028)

	Pension benefits US$m	Other benefits US$m	2022 Total US$m	2021 Total US$m
Change in present value of obligation
Present value of obligation at the start of the year	(14,894)	(834)	(15,728)	(17,178)
Current employer service costs	(136)	(7)	(143)	(167)
Past service cost	—	—	—	(2)
Settlements	—	—	—	380
Interest on obligation	(346)	(24)	(370)	(328)
Contributions by plan participants	(20)	—	(20)	(22)
Benefits paid	743	40	783	837
Experience (losses)/gains	(177)	7	(170)	89
Changes in financial assumptions gains	3,390	173	3,563	521
Changes in demographic assumptions gains	16	1	17	45
Currency exchange rate gains	869	22	891	97
Present value of obligation at the end of the year	(10,555)	(622)	(11,177)	(15,728)

	Pension benefits US$m	Other benefits US$m	2022 Total US$m	2021 Total US$m
Change in plan assets
Fair value of plan assets at the start of the year	14,700	—	14,700	14,905
Settlements	—	—	—	(383)
Interest on assets	334	—	334	276
Contributions by plan participants	20	—	20	22
Contributions by employer	171	40	211	464
Benefits paid	(743)	(40)	(783)	(837)
Non-investment expenses	(13)	—	(13)	(15)
Return on plan assets, net of interest on assets	(2,831)	—	(2,831)	371
Assets transferred to defined contribution section	(4)	—	(4)	(4)
Currency exchange rate losses	(926)	—	(926)	(99)
Fair value of plan assets at the end of the year	10,708	—	10,708	14,700
The impact of higher interest rates on bonds and qualifying insurance policies explains the return on plan assets, net of interest on assets in 2022. The settlement amounts shown above for 2021 relate to France, where assets and obligations for pensions in payment were transferred to an insurance company.
The resulting effect of applying an asset ceiling is a loss of US$1 million during the year. In determining the extent to which the asset ceiling has an effect, the Group considers the funding legislation in each country and the rules specific to each pension plan. The calculation takes into account any minimum funding requirements that may be applicable to the plan, whether any reduction in future Group contributions is available, and whether a refund of surplus may be available. In considering whether any refund of surplus is available, the Group considers the powers of trustee boards and similar bodies to augment benefits or wind up a plan. Where such powers are unilateral, the Group does not consider a refund to be available at the end of the life of a plan. Where the plan rules and legislation both permit the employer to take a refund of surplus, the asset ceiling may have no effect, although it may be the case that a refund will only be available many years in the future.
Main assumptions (rates per annum)

Key estimate - Estimation of obligations for post-employment costs
The value of the Group’s obligations for post-employment benefits is dependent on the amount of benefits that are expected to be paid out, discounted to the balance sheet date. The most significant assumptions used in accounting for pension plans are:
The discount rate - used to determine the net present value of the obligations, the interest cost on the obligations and the interest income on plan assets. We use the yield from high-quality corporate bonds with maturities and terms that match those of the post-employment obligations as closely as possible. Where there is no developed corporate bond market in a currency, the rate on government bonds is used.
The long-term inflation rate - used to project increases in future benefit payments for those plans that have benefits linked to inflation. The assumption regarding future inflation is based on market yields on inflation linked instruments, where possible, combined with consensus views.
The mortality rates - used to project the period over which benefits will be paid, which is then discounted to arrive at the net present value of the obligations. The Group reviews the actual mortality rates of retirees in its major pension plans on a regular basis and uses these rates to set its current mortality assumptions. It also uses its judgment with respect to allowances for future improvements in longevity having regard to standard improvement scales in each relevant country and after taking external actuarial advice.
The weighted-average assumptions used for the valuation at year end are summarised below:

	Canada	UK	US	Switzerland
At 31 December 2022
Discount rate	5.0%	4.9%	5.3%	2.3%
Long-term inflation(a)	2.1%	3.3%	2.4%	1.2%
Rate of increase in pensions	0.5%	2.8%	—%	3.4%
At 31 December 2021
Discount rate	2.9%	1.9%	2.8%	0.3%
Long-term inflation(a)	1.9%	3.4%	2.4%	0.9%
Rate of increase in pensions	0.3%	2.9%	—%	1.8%
(a)The long-term inflation assumption shown for the UK is for the Retail Price Index. The assumption for the Consumer Price Index at 31 December 2022 was 2.7% (2021: 2.7%).
The main financial assumptions used for the healthcare plans, which are predominantly in the US and Canada, were: discount rate: 5.4% (2021: 3.1%); medical trend rate: 7.1% reducing to 4.8% by the year 2031 broadly on a straight line basis (2021: 6.3%, reducing to 4.7% by the year 2031); claims costs based on individual company experience.
For both the pension and healthcare arrangements, the post-retirement mortality assumptions allow for future improvements in longevity. The mortality tables used imply that a man aged 60 at the balance sheet date has a weighted average expected future lifetime of 27 years (2021: 27 years) and that a man aged 60 in 2041 would have a weighted average expected future lifetime of 28 years (2021: 28 years). The mortality tables are generally based upon the latest standard tables published in each country, adjusted appropriately to reflect the actual mortality experience of the plan participants where credible data is available. Adjustments have been made to some of our plans within the demographic assumptions for the impact of the Covid-19 pandemic based on the 2021 and 2020 experience.
Sensitivity
The values reported for the defined benefit obligations are sensitive to the actuarial assumptions used for projecting future benefit payments and discounting those payments. In order to estimate the sensitivity of the obligations to changes in assumptions, we calculate what the obligations would be if we were to make changes to each of the key assumptions in isolation. The difference between this figure and the figure calculated using our stated assumptions is an indication of the sensitivity to reasonably possible changes in each assumption. The results of this sensitivity analysis are summarised in the table below. Note that this approach is valid for small changes in the assumptions but will be less accurate for larger changes in the assumptions. The sensitivity to inflation includes the impact on pension increases, which are generally linked to inflation where they are granted.

		2022		2021
		Approximate (increase)/decrease in obligations		Approximate (increase)/ decrease in obligations
Assumption	Change in assumption	Pensions US$m	Other US$m	Pensions US$m	Other US$m
Discount rate	Increase of 0.5 percentage points	483	32	854	51
	Decrease of 0.5 percentage points	(510)	(34)	(915)	(55)
Long-term inflation	Increase of 0.5 percentage points	(174)	(10)	(393)	(14)
	Decrease of 0.5 percentage points	168	9	374	13
Demographic – allowance for future improvements in longevity	Participants assumed to have the mortality rates of individuals who are one year older	241	8	441	15
	Participants assumed to have the mortality rates of individuals who are one year younger	(241)	(8)	(441)	(15)